SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                     --------------------------------------

        Date of Report (Date of earliest event reported) : January 28, 2004

--------------------------------------------------------------------------------
                       MEDSTRONG INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------
 Delaware                                                            95-4855709
(State or other jurisdiction of incorporation) (IRS
Employer identification No.) (Commission File Number)
--------------------------------------------------------------------------------
500 Silver Spur Road, Suite 101, Rancho Palos Verdes, CA                  90274
(Address of Principal Executive Offices)                              (Zip Code)
--------------------------------------------------------------------------------

Registrant's telephone number, including area code:  (310) 544-9900
--------------------------------------------------------------------------------

ITEM 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits

         99.1 Press Releases of MedStrong International Corporation, dated January 21 and 22, 2004.

ITEM 9:  Regulation FD Disclosure.

Information required by Item 12 is being provided under this Item 9 pursuant to the Securities and Exchange Commission's (the "SEC") interim filing guidance set forth in Release Nos. 33-8216 and 34-47583.

On January 21, 2004 Medstrong International Corporation (the "Company") issued a press release announcing its intention to extend the exercise period and lower the exercise price of the warrants, subject to the filing of a post-effective amendment to the registration statement covering the warrants. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 22, 2004 the Company issued a press release announcing its acquisition of the right to purchase up to a 10% royalty of notox's (tm) gross revenue. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 12:  Results of Operations and Financial Condition.

See Item 9 above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            MEDSTRONG INTERNATIONAL
                                            CORPORATION



Date:  January 28, 2004                       /s/ Jerry R. Farrar
                                            --------------------------
                                            Jerry R. Farrar, President